UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

June 17, 2005
(Date of earliest event reported)

Gasel Transportation Lines, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-30185	311239328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

County Road 10, Route 4, Box 181A, Marieta, OH	45750
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (740) 373-6479

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 17, 2005, Ronald K. Bishop resigned as a director of Gasel Transportation Lines, Inc. (the “Company”), and on June 29, 2005, Alan M. Blue resigned as a director.

On July 7, 2005, Michael J. Post, the sole remaining director appointed S. Gene Thompson, the Chief Financial Officer of the Company, as a director and as President of the Company, and appointed Sherman E. Crum as Secretary of the Company. Mr. Post then resigned as a director and from his positions as President and Chief Executive Officer of the Company. Mr. Post will continue his employment with the Company in sales, recruiting, and strategic planning.

Sherman E. Crum, 37, has been with the Company since 1994 in various administrative capacities, including serving as Controller and Systems Administrator for the last five years.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasel Transportation Lines, Inc.

Date: July 13, 2005	By:	/s/ S. Gene Thompson
S. Gene Thompson
President